SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   __________

                                    Form 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of theSecurities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2006


                               POPE & TALBOT, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                 1-7852                94-0777139
   (State or other jurisdiction     (Commission           (IRS Employer
         of incorporation)          File Number)        Identification No.)


                  1500 S.W. First Avenue
                     Portland, Oregon                     97201
          (Address of principal executive offices)      (Zip Code)


                                 (503) 228-9161
              (Registrant's telephone number, including area code)


                                      None
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

           On November 1, 2006, Pope & Talbot, Inc. issued its press release announcing its financial results for the third quarter of 2006. A copy of the release is attached hereto as Exhibit 99.1.

           Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on November 1, 2006.


                                           POPE & TALBOT, INC.
                                           -------------------------------------
                                           Registrant



                                      By:  /s/ Maria M. Pope
                                           -------------------------------------
                                           Name:  Maria M. Pope
                                           Title: Vice President and General
                                                  Manager Wood Products, and
                                                  Chief Financial Officer


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